UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Benefit Street Partners Realty Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The disclosure set forth under “Announcement of Final Exchange Ratio for Proposed Merger” in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events.

Announcement of Final Exchange Ratio for Proposed Merger

On October 12, 2021, Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.) (“FBRT”) and Capstead Mortgage Corporation (“Capstead”) issued a joint press release to announce that they have determined the final exchange ratio and cash consideration in accordance with the terms of the Agreement and Plan of Merger, dated as of July 25, 2021, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated as of September 22, 2021 (as amended, the “Merger Agreement”), by and among FBRT, Rodeo Sub I, LLC (“Merger Sub”), Capstead and, solely for the purposes set forth therein, Benefit Street Partners L.L.C., FBRT’s external manager (“BSP”), pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”).

As a result of the transactions contemplated by the Merger Agreement, Capstead common stockholders will receive 0.3288 newly issued shares of common stock, par value $0.01 per share, of FBRT (“FBRT Common Stock”) for each share of Capstead Common Stock held immediately prior to the effective time of the Merger, as well as the Per Share Cash Consideration of $0.21 from FBRT and the Advisor Cash Consideration of $0.73 from BSP as specified in the Merger Agreement.

The final exchange ratio based on the actual determination date of September 30, 2021, is lower than the assumed exchange ratio of 0.3521 that was set out for illustrative purposes (based on the adjusted book value per share of FBRT Common Stock and Capstead common stock as of June 30, 2021) in the proxy statement/prospectus, dated September 7, 2021, that was filed by FBRT with the Securities and Exchange Commission (“SEC”) and previously distributed to Capstead’s common stockholders.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Completion of Reverse Stock Split and Stock Dividend

On October 12, 2021, FBRT completed its previously-announced one-for-ten reverse stock split (the “Reverse Stock Split”), pursuant to which each outstanding share of FBRT Common Stock as of 9:00 a.m. eastern time on October 12, 2021 automatically combined into 1/10th of one share of FBRT Common Stock. Fractional shares created as a result of the Reverse Stock Split remained outstanding. In addition, on October 12, 2021 FBRT also completed its previously-announced stock dividend (the “Stock Dividend”) on the outstanding shares of FBRT Common Stock, which Stock Dividend was paid at a rate of nine shares of FBRT’s newly issued Series F Convertible Preferred Stock (“Series F Preferred Stock”) for each share of Common Stock issued and outstanding following the Reverse Stock Split.

The Reverse Stock Split and Stock Dividend resulted in each stockholder of FBRT Common Stock having the same economic value of equity securities in FBRT as such holder did prior to the Reverse Stock Split and Stock Dividend, except that each such holder now has 10% of their holdings in Common Stock and 90% of their holdings in Series F Preferred Stock. Each share (or fractional share) of Series F Preferred Stock will automatically convert into one share of Common Stock (or equivalent fractional share, as applicable) upon the six-month anniversary of the listing of the Common Stock on the New York Stock Exchange.

Announcement of Interim Common Stock Dividend

On October 11, 2021, the board of directors of FBRT declared an interim fourth quarter of 2021 dividend on the FBRT Common Stock and Series F Preferred Stock of $0.07 per share. The dividend is payable on or about October 18, 2021 to stockholders of record as of October 13, 2021. The board of directors also declared an interim fourth quarter of 2021 dividend of $20.94 per share on FBRT’s Series A convertible preferred stock, Series C convertible preferred stock and Series D convertible preferred stock, payable on or about October 18, 2021 to holders of record as of October 13, 2021.

The interim fourth quarter dividend is being made pursuant to the terms of the Merger Agreement, which provided that the FBRT stockholders were entitled to receive a partial payment of the current quarter’s dividend prior to the anticipated closing date of the Merger. This interim dividend payment was calculated based on (a) the per share amount of FBRT’s most recent quarterly dividend, multiplied by (b) the quotient of (i) the number of days elapsed since FBRT’s last dividend record date through and including the day prior to the expected October 19, 2021 closing date of the Merger, divided by (ii) the actual number of days in the calendar quarter in which the interim dividend is declared. Under the Merger Agreement, Capstead is also required to distribute a similar partial payment dividend to its common stockholders of record.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description

99.1	Joint Press Release of Franklin BSP Realty Trust, Inc. and Capstead Merger Corporation, dated October 12, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the Merger, FBRT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of FBRT and a proxy statement of Capstead. On September 23, 2021, Capstead and FBRT respectively filed with the SEC a supplement to the proxy statement/prospectus with respect to the First Amendment to Agreement and Plan of Merger. On October 6, 2021, Capstead filed with the SEC a supplement to the proxy statement/prospectus with respect to disclosure claims by purported stockholders of Capstead. Capstead and FBRT also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF CAPSTEAD ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAPSTEAD, FBRT, THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of FBRT and Capstead may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or FBRT at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by FBRT are available free of charge on FBRT’s website at http://bsprealtytrust.com/investorrelations.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

FBRT and Capstead and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Capstead stockholders in respect of the proposed merger among FBRT, Capstead and their respective subsidiaries.

Information about the directors and executive officers of Capstead is available in the proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 1, 2021. Information about directors and executive officers of FBRT is available in the proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 8, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger on September 7, 2021. Stockholders of Capstead should read the proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from FBRT or Capstead using the sources indicated above.

NO OFFER OR SOLICITATION

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger.

Disclaimer on Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning.  Such forward-looking statements include or may relate to statements about the benefits of the proposed merger involving FBRT and Capstead and statements that address operating performance, events or developments that FBRT expects or anticipates will occur in the future, including but not limited to statements regarding future financial and operating results, plans, objectives, expectations and intentions, anticipated leadership and governance changes, declarations and payment of dividends, changes to outstanding structure of FBRT’s capital stock, creation of value for stockholders, operation and implementation of share repurchase programs, benefits of the proposed merger to customers, stockholders and other constituents of the combined company, the integration of FBRT and Capstead, and other non-historical statements. These statements are based on the companies’ current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; FBRT can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from FBRT’s expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy the conditions to the consummation of the proposed merger, including the approval of the stockholders of Capstead; risks related to the disruption of management’s attention from ongoing business operations due to the proposed merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of each of FBRT and Capstead and the industries in which they operate; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of FBRT or Capstead; and other factors, including those set forth in the section entitled “Risk Factors” in the proxy statement/prospectus, FBRT’s and Capstead’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by FBRT and Capstead with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither FBRT nor Capstead undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: October 12, 2021